SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): August 23, 2001


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-HE17


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                      333-61840              13-3320910
-------------------------------        -----------          -------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                ----------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

     On August 23, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), DLJ Mortgage Capital, Inc., as seller ("Seller") and Vesta Servicing, L.P., as a servicer and a special servicer (the "Servicer"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-HE17. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), DLJ Mortgage Capital, Inc., as seller ("Seller") and Vesta Servicing, L.P., as a servicer and a special servicer (the "Servicer")

                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 19, 2002.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.



                                    By:  \s\ Helaine Hebble
                                         --------------------------------------
                                         Name: Helaine Hebble
                                         Title: Vice President

Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

99.1 Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), DLJ Mortgage Capital, Inc., as seller ("Seller") and Vesta Servicing, L.P., as a servicer and a special servicer
         (the "Servicer").